Exhibit 10.14

                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT made as of the 14th day of August, 1995, by and between Cronos Containers Limited, a U.K. corporation (the "Employer") and Eivind A. Eriksen (the "Employee").


WITNESSETH:

WHEREAS, the Employer desires to employ the Employee in the United Kingdom and the Employee desires to be employed by the Employer in the United Kingdom under the terms and conditions hereinafter set forth in this Agreement. *

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

FIRST:

The Employer agrees to employ the Employee and the Employee agrees to serve in the employ of the Employer, as Chief Operating Officer and a Director of the Employer, subject to the supervision and direction of its Board of Directors, for a period of one (1) year from the day and year first above written, unless such period is sooner terminated pursuant to the provisions of Paragraphs "FIFTH", "SIXTH", or "SIXTEENTH" below. The term of this Agreement shall automatically be extended for subsequent one year periods until terminated as provided in Paragraphs Fifth, Sixth or Sixteenth below.

SECOND:

The Employee hereby warrants and represents that he has the full right and authority to enter into this Agreement and to perform all of his obligations hereunder and that he is not party to any other agreement or understanding which might conflict with the provisions hereof or affect or interfere with the full performance by him of all of his obligations hereunder. This agreement supersedes all prior contracts between the Employer and the Employee, and shall take precedence over any other agreement between the Employee and The Cronos Group or any of its subsidiaries. For the entire term hereof or any extensions, the Employee's duties shall always consist of those of an executive capacity and shall never be relegated below the status that is normally assigned someone in a similar capacity with similar sized companies. The Employee's office and the principal place for the performance of his duties hereunder, except for travel reasonably required, shall be at the place of

                                                                             E44
business of the Employer or at another location mutually agreed upon between Employer and Employee.

THIRD:

(a) For all services to be rendered by him in an executive capacity only (including, but not limited to, services as an officer, director, member of any committee or otherwise) the Employer agrees to pay the Employee as long as he shall be employed hereunder a salary of per annum (such salary is referred to herein as "basic compensation"), payable in twelve equal monthly instalments in arrears not later than the last day of each month. The basic compensation is to be increased annually by an amount as agreed between Employer and Employee.

(b) In addition to the basic compensation, Employee shall be given an annual bonus generally related to the financial performance of The Cronos Group and the performance of the Employee during each calendar year. It is understood that such bonus will be paid under the terms and conditions of a bonus plan established for all employees of The Cronos Group and its subsidiaries. In addition, any expenses incurred by the Employee in the performance of duties under this Employment Agreement will be reimbursed by the Employee. The Employee shall also be entitled to all benefits provided by the Employer to its employees generally.

(c) Employee is entitled to an aggregate of 25 days of holiday per annum from the Employer and The Cronos Group and its subsidiaries. No more than five days of accrued holiday per annum may be carried forward and taken in a subsequent year without the prior approval of the Board of Directors of the Employer.

FOURTH:

The Employee agrees that during the period of his employment he will not without the approval of the Board of Directors of the Employer be an officer or employee of any other company (other than a subsidiary or affiliate of Employer).

FIFTH:

(a) Any provision of this Agreement to the contrary notwithstanding, in the event the Employee shall, during the term of his employment hereunder, fail to perform his duties hereunder owing to illness or other incapacity which continues for a period of more than six (6) consecutive months, the Employer shall have the right, by notice sent to the Employee by hand delivery, telefax (if electronically confirmed), or mail, postage prepaid, to terminate the Employee's employment hereunder as of a

                                                                             E45
date (not less than thirty (30) days after the date of the sending of such notice) to be specified in such notice, and the Employee shall be entitled to receive all compensation provided in Paragraph "THIRD" hereof computed to or on the basis of the date specified in said notice. However, if prior to the date specified in such notice, the Employee shall resume the performance of his duties hereunder, said notice shall be deemed to be cancelled and rendered null and void.

(b) In the event this Agreement is terminated pursuant to the provisions of Paragraph "FIFTH (a)" above, the Employee shall receive, for a period of six (6) months following the effective date of said termination, one-half (1/2) of the basic compensation that he would have received pursuant to paragraph "THIRD (a)" above had this Agreement continued in full force and effect without interruption.

(c) In the event of the Employee's death during the term of his employment hereunder, Employee's Beneficiary (as defined in Paragraph "EIGHTH") shall be entitled to receive (i) the basic compensation as provided in Paragraph "THIRD
(a)" hereof to the last day of the twelfth month following the month in which the Employee's death shall have occurred, and (ii) accrued incentive compensation as provided for in Paragraph "THIRD (b)" hereof, for the period beginning on the first day of the current fiscal year and ending on the last day of the month prior to the month in which his death occurred, provided such period includes at least (6) months.

SIXTH:

(a) Except as provided in Paragraph "FIFTH" above, this Agreement may not be cancelled by the Employer except for the Employee's wilful non-performance of, or wilful misconduct in the performance of, his duties hereunder, or upon two years prior written notice.

(b) If the Employer intends to terminate this Agreement pursuant to Paragraph "SIXTH (a)" above (except for the Employee's wilful misconduct amounting to moral turpitude so as to affect his ability to adequately perform services on behalf of the Employer), it shall give the Employee detailed written notice by hand delivery, telefax (if electronically confirmed) or mail, postage prepaid, to that effect at least two years prior to the effective date of any such termination. If the cause of such proposed termination is cured during the period between the time notice of intention to terminate is sent to the Employee and the effective date thereof, the notice of intention to terminate shall be deemed to be withdrawn and of no effect. The Employer may terminate this Agreement effective immediately upon giving the

                                                                             E46

Employee *written notice thereof for wilful misconduct of the Employee amounting to moral turpitude so as to affect his ability to perform services in behalf of the Employer.

(c) Employee shall give to Employer a minimum of six months prior written notice of his intention to terminate his employment hereunder.

SEVENTH:

The Employer shall provide sufficient services, facilities and personnel for the Employee to perform his services hereunder and shall reimburse him for all ordinary and necessary business expenses incurred in performing such services.

EIGHTH:

The Employee by written notice (hand delivery, telefax (if electronically confirmed) or mail, postage prepaid) sent to the Employer during his lifetime, and signed by him, may designate one or more persons or entities (including a trust or trusts or his estate) to receive any balance of compensation payable to him under this Agreement in the event of his death prior to full payment thereof, and if he shall designate more than one person, the proportion in which each is to receive such payment. He may also designate the person or persons who shall succeed to the rights of the person or persons originally designated, in case the latter should die. He may from time to time change any designation so made, and the last written notice (hand delivery, telefax (if electronically confirmed) or mail, postage prepaid) given by him before his death shall be controlling. In the absence of a designation made by the Employee pursuant to this Paragraph "EIGHTH" or in the event of the death of a person to whom payments were being made pursuant to this Paragraph "EIGHTH" before such payments are completed, and, failing any other designation by the Employee, such payments or any balance thereof shall be paid to his legal representatives. The person or persons entitled to payments pursuant to the provisions of this Paragraph "EIGHTH" are referred to in this Agreement as the Employee's "Beneficiary".

NINTH:

The Employee agrees that he will not, without the written consent of the Employer, disclose to anyone any confidential information relative to the business, sales, financial condition, production or other activities of the Employer or any subsidiary or affiliate thereof or of The Cronos Group, except to persons to whom such information is furnished in the normal course of business under established procedures of the Employer and such other persons as are legally entitled to such information.


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                                                                             E47

TENTH:

Nothing in this Agreement shall be construed as limiting or restricting any benefit to the Employee, his legal representatives or Beneficiary, under any pension, profit-sharing or similar retirement plan, or under any group life or group health or accident or other plan of the Employer for the benefit of its employees generally or a group of them, or under any other agreement between Employer and Employee, now or hereafter in existence, nor shall any payment under this Agreement be deemed to constitute payment to the Employee, his legal representatives or Beneficiary in lieu of or in reduction of any benefit or payment under any such plan or agreement. It is understood and agreed that the Employer shall offer to and provide the Employee with all other benefits, employee programs, facilities and emoluments which are offered to any other employee of the Employer or of The Cronos Group now or at any time hereafter, unless the terms of such plans specifically exclude him or he is ineligible to participate in such plans under the terms thereof or applicable law.

ELEVENTH:

The Employee agrees that he will not, during the term of his employment hereunder or thereafter, make use of or divulge to any other person, firm or corporation, or himself use, any trade or business secret, process, method or means, customer list or any other confidential information concerning the business or policies of the Employer or any of its subsidiaries which he may have learned as a result of his employment hereunder which if divulged would result in appreciable harm to the Employer. The provisions of this Paragraph "ELEVENTH" shall survive the expiration or termination, for any reason, of this Agreement or the Employee's employment hereunder.

TWELFTH:

(a) This Agreement shall inure to the benefit of the Employee's Beneficiary, but except as authorised by Paragraph "EIGHTH" above, neither this Agreement nor any rights or interest under this Agreement shall be assignable by the Employee or by the Employee's Beneficiary without the Employer's prior written consent.

(b) This Agreement and the rights and obligations hereunder, shall not be assignable or delegable by either party or by the Employee's Beneficiary or spouse except as expressly provided in this Agreement or required by applicable law.


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                                                                             E48

THIRTEENTH:

(a) Any notice to the Employer under this Agreement shall be deemed to have been given if and when sent by hand delivery, telefax (if electronically confirmed) or mail, postage prepaid, to Employer at its principal office, or such other address as the Employer may from time to time designate in writing by notice to the Employee given pursuant to Paragraph "THIRTEENTH (b)" hereof.

(b) Any notice to the Employee under this Agreement shall be deemed to have been given if and when sent by hand delivery, telefax (if electronically confirmed) or firstclass mail, postage prepaid, to the Employee at this address herein below given or such other address as the Employee may from time to time designate in writing by notice to the Employer given pursuant to Paragraph "THIRTEENTH (a)" above.

(c) Any notice to the Employee's Beneficiary under this Agreement shall be deemed to have been given if and when sent by hand delivery, telefax (if electronically confirmed) or mail, postage prepaid, to such Beneficiary in care of the Employee's Estate or at such other address or respective addresses as Employee or such beneficiary may from time to time respectively designate in writing to the Employer by notice or notices given pursuant to Paragraph "THIRTEENTH (a)" hereof

FOURTEENTH:

(a) No amendment or i-modification of this Agreement shall be deemed effective unless and until executed in writing by the parties hereto with the same formality attending execution of this Agreement.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel to enforce any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel executed with the same formality attending execution of this Agreement.

FIFTEENTH:

Any dispute between the Employer and Employee concerning the terms and provisions of this Agreement, or the interpretation, application, enforceability or validity thereof, shall be resolved by arbitration in the United Kingdom. The party submitting the dispute to arbitration shall, within fifteen (15) business days after filing a demand for arbitration, select an arbitrator and give notice to the other party specifying the name, address and brief biography of such arbitrator. Within fifteen (15) business days after the delivery of such notice, the other party shall select an arbitrator and give notice to the first party specifying


                                       6




                                                                             E49
the name, address and a brief biography of such arbitrator. The two arbitrators so selected shall select a third arbitrator within twenty (20) business days after delivery by the second party of its notice of selection of the second arbitrator and shall give notice to each party of their selection. If the two arbitrators cannot agree on the selection of a third arbitrator within such twenty (20) business day period, then either party may petition the President of the Law Society in England for the selection of the third arbitrator. If either party does not select an arbitrator within its prescribed fifteen (15) business day time period, the arbitration shall be performed by the one arbitrator timely selected by the other party. The decision of the majority of the arbitrators shall be final and conclusive upon the parties. Judgement upon any amount rendered by the arbitrators may be entered in any court having jurisdiction thereof. Until awarded as provided below, each party shall pay its own expenses of the arbitration, including the fees of the arbitrator it selects, provided, however, that each party shall pay one-half the fees of the third arbitrator appointed and any administrative fee. The prevailing party in any arbitration (whether or not such arbitration is prosecuted to final decision or is settled or satisfied prior to final decision), as determined by the arbitrators, shall be entitled to recover, in addition to any award, all fees and costs it incurs in the arbitration, including, without limitation, reasonable attorneys' fees and costs and costs and fees of the arbitrators.

This Agreement shall be governed by and construed in accordance with the laws of England with respect to the validity, interpretation, performance and enforcement of this Agreement. In the event that any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

SIXTEENTH:

This Agreement and all rights and obligations set forth herein shall terminate upon the filing by Employer, or by any third party against Employer which is not dismissed within 60 days of filing, of a petition to wind up and dissolve or liquidate, or for protection in bankruptcy pursuant to the provisions of any applicable bankruptcy or insolvency laws. In such event, Employee shall be entitled to receive all compensation provided in Paragraph "THIRD" hereof computed to the date of filing of said petition.


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                                                                             E50

IN WITNESS WHEREOF, the Employer has caused this Agreement to be executed by its officer thereunto duly authorised, and the Employee has signed this Agreement on the dates indicated, effective as of August 14, 1995.

"EMPLOYER"

CRONOS CONTAINERS LIMITED

BY
TITLE

(DATE)

"EMPLOYEE"

EIVIND ERIKSEN
28 Wildernesse Mount
Sevenoaks
Kent TN13                                                                   3Q17

(DATE)




                                                                             E51

                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT made as of the 14th day of August, 1995, by and between Cronos Management N.V., a Netherlands Antilles corporation (the "Employer") and Eivind A. Eriksen (the "Employee").

WITNESSETH:

WHEREAS, the Employer, having a branch in Hong Kong, desires to employ the Employee and the Employee desires to be employed by the Employer under the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

FIRST:

The Employer agrees to employ the Employee and the Employee agrees to serve in the employ of the Employer, as Chief Operating Officer of the Employer, subject to the supervision and direction of its Board of Directors, for a period of one
(1) year from the day and year first above written, unless such period is sooner terminated pursuant to the provisions of Paragraphs "FIFTH", "SIXTH", or "SIXTEENTH" below. The term of this Agreement shall automatically be extended for subsequent one year periods until terminated as provided in Paragraphs Fifth, Sixth or Sixteenth below.

SECOND:

The Employee hereby warrants and represents that he has the full right and authority to enter into this Agreement and to perform all of his obligations hereunder and that he is not party to any other agreement or understanding which might conflict with the provisions hereof or affect or interfere with the full performance by him of all of his obligations hereunder. This agreement supersedes all prior contracts between the Employer and the Employee, and shall take precedence over any other agreement between the Employee and The Cronos Group or any of its subsidiaries. For the entire term hereof or any extensions, the Employee's duties shall always consist of those of an executive capacity and shall never be relegated below the status that is normally assigned someone in a similar capacity with similar sized companies. The Employee's office and the principal place for the performance of his duties hereunder, except for travel reasonably required, shall be at the place of

                                                                             E52
business of the Employer or at another location mutually agreed upon between Employer and Employee excluding the United Kingdom.

THIRD:

(a) For all services to be rendered by him in an executive capacity only (including, but not limited to, services as an officer, director, member of any committee or otherwise) the Employer agrees to pay the Employee as long as he shall be employed hereunder a salary of, _____ per annum (such salary is referred to herein as "basic compensation"), payable in twelve equal monthly instalments in arrears not later than the last day of each month. The basic compensation is to be increased annually by an amount as agreed between Employer and Employee.

(b) In addition to the basic compensation, Employee shall be given an annual bonus generally related to the financial performance of The Cronos Group and the performance of the Employee during each calendar year. It is understood that such bonus will be paid under tile terms and conditions of a bonus plan established for all employees of The Cronos Group and its subsidiaries. In addition, any expenses incurred by the Employee in the performance of duties under this Employment Agreement will be reimbursed by the Employee. The Employee shall also be entitled to all benefits provided by the Employer to its employees generally.

(c) Employee is entitled to an aggregate of 25 days of holiday per annum from the Employer and The Cronos Group and its subsidiaries. No more than five days of accrued holiday per annum may be carried forward and taken in a subsequent year without the prior approval of the Board of Directors of the Employer.

FOURTH:

The Employee agrees that during the period of his employment he will not without the approval of the Board of Directors of the Employer be an officer or employee of any other company (other than a subsidiary or affiliate of Employer).

FIFTH:

(a) Any provision of this Agreement to the contrary notwithstanding, in the event the Employee shall, during the term of his employment hereunder, fail to perform his duties hereunder owing to illness or other incapacity which continues for a period of more than six (6) consecutive months, the Employer shall have the right, by notice sent to the Employee by hand delivery, telefax (if electronically confirmed), or mall, postage prepaid, to terminate the Employee's employment hereunder as of a

                                                                             E53
date (not less than thirty (30) days after the date of the sending of such notice) to be specified in such notice, and the Employee shall be entitled to receive all compensation provided in Paragraph "THIRD" hereof computed to or on the basis of the date specified in said notice. However, if prior to the date specified in such notice, the Employee shall resume the performance of his duties hereunder, said notice shall be deemed to be cancelled and rendered null and void.

(b) In the event this Agreement is terminated pursuant to the provisions of Paragraph "FIFTH (a)" above, the Employee shall receive, for a period of six
(6) months following the effective date of said termination, one-half (1/2) of the basic compensation that he would have received pursuant to paragraph "THIRD
(a)" above had this Agreement continued in full force and effect without interruption.

(c) In the event of the Employee's death during the term of his employment hereunder, Employee's Beneficiary (as defined in Paragraph "EIGHTH") shall be entitled to receive (i) the basic compensation as provided in Paragraph "THIRD
(a)" hereof to the last day of the twelfth month following the month in which the Employee's death shall have occurred, and (ii) accrued incentive compensation as provided for in Paragraph "THIRD (b)" hereof, for the period beginning on the first day of the current fiscal year and ending on the last day of the month prior to the month in which his death occurred, provided such period includes at least (6) months.

SIXTH:

(a) Except as provided in Paragraph "FIFTH" above, this Agreement may not be cancelled by the Employer except for the Employee's wilful non-performance of, or wilful misconduct in the performance of, his duties hereunder, or upon two years prior written notice.

(b) If the Employer intends to terminate this Agreement pursuant to Paragraph "SIXTH (a)" above (except for the Employee's wilful misconduct amounting to moral turpitude so as to affect his ability to adequately perform services on behalf of the Employer), it shall give the Employee detailed written notice by hand delivery, telefax (if electronically confirmed) or mail, postage prepaid, to that effect at least two years prior to the effective date of any such termination. If the cause of such proposed termination is cured during the period between the time notice of intention to terminate is sent to the Employee and the effective date thereof, the notice of intention to terminate shall be deemed to be withdrawn and of no effect. The Employer may terminate this Agreement effective immediately upon giving the

                                                                             E54

Employee written notice thereof for wilful misconduct of the Employee amounting to moral turpitude so as to affect his ability to perform services in behalf of the Employer.

(c) Employee shall give to Employer a minimum of six months prior written notice of his intention to terminate his employment hereunder.

SEVENTH:

The Employer shall provide sufficient services, facilities and personnel for the Employee to perform his services hereunder and shall reimburse him for all ordinary and necessary business expenses incurred in performing such services.

EIGHTH:

The Employee by written notice (hand delivery, telefax (if electronically confirmed) or mail, postage prepaid) sent to the Employer during his lifetime, and signed by him, may designate one or more persons or entitles (Including a trust or trusts or his estate) to receive any balance of compensation payable to him under this Agreement in the event of his death prior to full payment thereof, and if he shall designate more than one person, the proportion in which each is to receive such payment. He may also designate the person or persons who' shall succeed to the rights of the person or persons originally designated, in case the latter should die. He may from time to time change any designation so made, and the last written notice (hand delivery, telefax (if electronically confirmed) or mail, postage prepaid) given by him before his death shall be controlling. In the absence of a designation made by the Employee pursuant to this Paragraph "EIGHTH" or in the event of the death of a person to whom payments were being made pursuant to this Paragraph "EIGHTH" before such payments are completed, and, failing any other designation by the Employee, such payments or any balance thereof shall be paid to his legal representatives. The person or persons entitled to payments pursuant to the provisions of this Paragraph "EIGHTH" are referred to in this Agreement as the Employee's "Beneficiary".

NINTH:

The Employee agrees that he will not, without the written consent of the Employer, disclose to anyone any confidential information relative to the business, sales, financial condition, production or other activities of the Employer or any subsidiary or affiliate thereof or of The Cronos Group, except to persons to whom such information is furnished in the normal course of business under established procedures of the Employer and such other persons as are legally entitled to such information.

                                                                             E55

TENTH:

Nothing in this Agreement shall be construed as limiting or restricting any benefit to the Employee, his legal representatives or Beneficiary, under any pension, profit-sharing or similar retirement plan, or under any group life or group health or accident or other plan of the Employer for the benefit of its employees generally or a group of them, or under any other agreement between Employer and Employee, now or hereafter in existence, nor shall any payment under this Agreement be deemed to constitute payment to the Employee, his legal representatives or Beneficiary in lieu of or in reduction of any benefit or payment under any such plan or agreement. It is understood and agreed that the Employer shall offer to and provide the Employee with all other benefits, employee programs, facilities and emoluments which are offered to any other employee of the Employer or of The CRONOS Group now or at any time hereafter, unless the terms of such plans specifically exclude him or he is ineligible to participate in such plans under the terms thereof or applicable law.

ELEVENTH:

The Employee agrees that he will not, during the term of his employment hereunder or thereafter, make use of or divulge to any other person, firm or corporation, or himself use, any trade or business secret, process, method or means, customer list or any other confidential information concerning the business or policies of the Employer or any of its subsidiaries which he may have learned as a result of his employment hereunder which if divulged would result in appreciable harm to the Employer. The provisions of this Paragraph "ELEVENTH" shall survive the expiration or termination, for any reason, of this Agreement or the Employee's employment hereunder.

TWELFTH:

(a) This Agreement shall inure to the benefit of the Employee's Beneficiary, but except as authorised by Paragraph "EIGHTH" above, neither this Agreement nor any rights or interest under this Agreement shall be assignable by the Employee or by tile Employee's Beneficiary without the Employer's prior written consent.

(b) This Agreement and the rights and obligations hereunder, shall not be assignable or delegable by either party or by the Employee's Beneficiary or spouse except as expressly provided in this Agreement or required by applicable law.

THIRTEENTH:

(a) Any notice to the Employer under this Agreement shall be deemed to have been given if and when sent by hand delivery, telefax (if electronically confirmed) or mail, postage prepaid, to Employer at its principal office, or such other address as the

                                                                             E56

Employer may from time to time designate in writing by notice to the Employee given pursuant to Paragraph "THIRTEENTH (b)" hereof

(b) Any notice to the Employee under this Agreement shall be deemed to have been given if and when sent by hand delivery, telefax (if electronically confirmed) or firstclass mail, postage prepaid, to the Employee at this address herein below given or such other address as the Employee may from time to time designate in writing by notice to the Employer given pursuant to Paragraph "THIRTEENTH (a)" above.

(c) Any notice to the Employee's Beneficiary under this Agreement shall be deemed to have been given if and when sent by hand delivery, telefax (if electronically confirmed) or mail, postage prepaid, to such Beneficiary in care of the Employee's Estate or at such other address or respective addresses as Employee or such beneficiary may from time to time respectively designate in writing to the Employer by notice or notices given pursuant to Paragraph "THIRTEENTH (a)" hereof

FOURTEENTH:

(a) No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing by the parties hereto with the same formality attending execution of this Agreement.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel to enforce any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel executed with the same formality attending execution of this Agreement.

FIFTEENTH:

Any dispute between the Employer and Employee concerning the terms and provisions of this Agreement, or the interpretation, application, enforceability or validity thereof, shall be resolved by arbitration in Hong Kong. The party submitting the dispute to arbitration shall, within fifteen (15) business days after filing a demand for arbitration, select an arbitrator and give notice to the other party specifying the name, address and brief biography of such arbitrator. Within fifteen (15) business days after the delivery of such notice, the other party shall select an arbitrator and give notice to the first party specifying the name, address and a brief biography of such arbitrator. The two arbitrators so selected shall select a third arbitrator within twenty (20) business days after delivery by the second party of its notice of selection of the second arbitrator and shall give notice to each party of their selection. If the two arbitrators cannot agree on the selection of a third arbitrator within such twenty

                                                                             E57

(20) business day period, then either party may petition the President of the Law Society in England for the selection of the third arbitrator. If either party does not select an arbitrator within its prescribed fifteen (15) business day time period, the arbitration shall be performed by the one arbitrator timely selected by the other party. The decision of the majority of the arbitrators shall be final and conclusive upon the parties. Judgement upon any amount rendered by the arbitrators may be entered in any court having jurisdiction thereof. Until awarded as provided below, each party shall pay its own expenses of the arbitration, including the fees of the arbitrator it selects, provided, however, that each party shall pay one-half the fees of the third arbitrator appointed and any administrative fee. The prevailing party in any arbitration (whether or not such arbitration is prosecuted to final decision or is settled or satisfied prior to final decision), as determined by the arbitrators, shall be entitled to recover, in addition to any award, all fees and costs it incurs in the arbitration, including, without limitation, reasonable attorneys' fees and costs and costs and fees of the arbitrators.

This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong with respect to the validity, interpretation, performance and enforcement of this Agreement. In the event that any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

SIXTEENTH:

This Agreement and all rights and obligations set forth herein shall terminate upon the filing by Employer, or by any third party against Employer which is not dismissed within 60 days of filing, of a petition to wind up and dissolve or liquidate, or for protection in bankruptcy pursuant to the provisions of any applicable bankruptcy or insolvency laws. In such event, Employee shall be entitled to receive all compensation provided in Paragraph "THIRD" hereof computed to the date of filing of said petition.

                                                                             E58

IN WITNESS WHEREOF, the Employer has caused this Agreement to be executed by its officer thereunto duly authorised, and the Employee has signed this Agreement on the dates indicated, effective as of August 14, 1995.

"EMPLOYER"

CRONOS MANAGEMENT N.V.

BY TITLE:

(DATE)

"EMPLOYEE"


EIVIND A. ERIKSEN
28 Wildernesse Mount
Sevenoaks
Kent TN13 3Q17



(DATE)

                                                                             E59

Exhibit 10.15

CRONOS

Crow.*                                                                      N.V.

                                                     ITC Building
                                                     Piscadera Bay
                                                     P0 DQX 6061
                                                     Curacao
                                                     Netherlands Antilles

                                                     Tel. (599)(9) 636169 box
                                                     Fax (599)(9) 6.16469

Mr Stefan M Palatin
Strohgasse 2411,17
A-! 030 Vienna
Austria                                        24 January 1996

Dear Mr. Palatin,

We hereby change your employment Contract 6(b) to read as follows:

"SIXTH:

(b) If the Employer intends terminate this Agreement pursuant to Paragraph "SIXTH (ii)" above (except for the Employee's wilful misconduct amounting to moral turpitude so as to affect his ability to adequately perform services on behalf of the Employer), it shall give the Employee detailed written notice by hand delivery, telefax (if electronically confirmed) or mail, postage prepaid, to that effect at least two years prior to the effective date of any such termination. If the cause of such proposed termination is cured during the period between the time notice of intention to terminate is sent to the Employee and the effective date thereof, notice of intention to terminate shall be deemed to be withdrawn and of no effect. The Employer may terminate this Agreement effective immediately upon giving the Employee written notice thereof for wilful misconduct of the Employee amounting to moral turpitude so as to affect his ability to perform services on behalf of the Employer."

All other terms and conditions of the contract remain as per the contract dated the 6th day of April 1995.

Yours sincerely

Hans J. Jongkind
Director
                                                Agreed and accepted
                                                Stefan  M. Palatin



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